Corporate Presentation

Developing the Next Generation of Targeted Therapies

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment Perspective’s pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

Perspective’s Innovative Platform

Perspective’s Radiopharmaceutical Platform Optimized for a Broader Therapeutic Window

Proposed Mechanism of Action for 212Pb

Perspective’s Proprietary Chelator Has Been Optimized for Lead-Based RPTs

Perspective’s Pre-Targeting Platform

Supply Chain and Manufacturing Infrastructure

On-Demand Order Fulfillment at Regional Sites to Deliver Finished Products

Neuroendocrine Tumors: VMT-⍺-NET

Trial Design: [212Pb]VMT-⍺-NET Phase 1/2a For Neuroendocrine Tumors

Anti-Tumor Activity

Signal of Sustained Anti-Tumor Activity

[212Pb]VMT-α-NET Was Well Tolerated

No Decline in Renal Function Observed

Patient with PR after [212Pb]VMT-α-NET

Melanoma Program: VMT01/02

Trial Design: [212Pb]VMT01 Phase 1/2a For Metastatic Melanoma

Treatment Emergent Adverse Events (occurring in ≥ 2 patients and/or Grade ≥ 2)

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

General Corporate Information

Abbreviations

PERSPECTIVE THERAPEUTICS

Corporate Presentation

March 2025

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; the Company’s intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; the Company’s ability to maintain and increase its supply, manufacturing and distribution capabilities; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

Developing the Next Generation of Targeted Therapies

Innovative Platform Technology

- Targeting moieties designed for *high tumor specificity*
- Ideal isotope (^{212}Pb): *Potent tumor cell killing* with reduced off-target effect
- Proprietary chelator designed to *minimize kidney re-absorption*

Pipeline with Broad Potential

- *Three clinical-stage programs*
- *Multiple read-outs and milestones* expected within the next 12-18 months
- *De-risking* via theranostics approach: Patients imaged pre-treatment

Robust Manufacturing Infrastructure

- Radioisotope supply strengthened by *integrated supply chain*
- Patient coverage via *distributed manufacturing infrastructure*
- *Ready-to-administer products* provided to treatment sites on day of scheduled treatment

Broad Proprietary Pipeline

Three lead programs in clinic with multiple programs in preclinical development

Program (Target)	Target Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Status
VMT01/02 (MC1R)	**Melanoma (MC1R Imaging & Therapy)**	**Monotherapy**				Next cohort is open for enrollment
		Combination with Nivolumab				Open for enrollment
VMT-α-NET (SSTR2)	**Neuroendocrine Tumors**					Cohort 2: Enrolling Cohort 3: Pending FDA alignment
	Other SSTR2 Expressing Tumors					Under evaluation
PSV359 (FAP-α)	**Multiple Solid Tumors**					IND filed in late 2024 Expect to initiate dosing in mid-2025
PSV40X (Small Molecule) (PSMA)	**Prostate (PSMA Imaging & Therapy)**					Under evaluation
Undisclosed Program 5	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 6	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 7	**Multiple Solid Tumors**					Under evaluation
Pre-Targeting Platform	**Multiple Solid Tumors**					Under evaluation

PERSPECTIVE THERAPEUTICS

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment

Perspective's pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

VMT-α-NET

Designed for a more balanced benefit to risk profile

In dose-finding study, with escalation supported by well tolerated safety profile

Currently being studied

GEP-NETs

Additional SSTR2+ tumors under evaluation:

Other NETs
SCLC
ER+ BC
Meningioma

VMT01

Potential first-in-class, with or without Immune Checkpoint Inhibitors

PoC for synergistic combination of ICI and ^{212}Pb RPT in and beyond melanoma

Currently being studied (2nd line+ melanoma)

1st line (ICI combo)

Beyond MC1R

ICI combo with ^{212}Pb RPTs

RPT potential in additional solid tumors



Estimated patient coverage by Perspective's ongoing therapeutics trials
Estimated patient coverage by approved RPTs
Potential patient coverage by trials being contemplated for Perspective's clinical and preclinical assets
Other
GU
Melanoma
GI
H&N
Lung
GYN
Blood

Bars representative of relative size of the addressable market (both current and potential future) but not to scale. For all bars, potential addressable population is not indicative of current or expected market penetration

The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed.

Incidence data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/

The Theranostics Advantage

Imaging in animal models and human patients facilitates peptide optimization and derisking imaging studies

Target Nomination → Generate Novel Targeting Moieties → Optimize *In Vivo* → Lead Candidate Nomination → FIH Imaging → Development Candidate Nomination → IND

Compound 3-30[1] → Compound 3-42[1] → Compound 3-59[1]

Optimization enhances tumor specificity



In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

[^{68}Ga]PSV377[2]



Imaging of human patients derisks development candidates prior to clinical evaluation of therapeutic

[1]World Molecular Imaging Congress 2024 abstract #82
[2]Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

Perspective's Innovative Platform

Enabling broad applications in the clinic

Perspective's Radiopharmaceutical Platform Optimized for a Broader Therapeutic Window

Perspective Therapeutics' Platform



Alpha-emitting ^{212}Pb Isotope

Ideal isotope

- Double-stranded breaks ➔ cell death
- Reduced off-target effects on healthy tissue
- $^{203/212}$Pb pair streamlines dosimetry

Optimized Proprietary Chelator

Improved safety

- Increased renal clearance
- Increased retention of daughter isotope

Engineered Peptides

Optimized peptides

- Highly specific for tumor cell receptors
- Rapid clearance from blood to reduce off-target effects

Broader Therapeutic Window


Maximum Tolerated Dose
Therapeutic window
Minimum Effective Dose
Maximum Tolerated Dose
Therapeutic window
Minimum Effective Dose

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

^{212}Pb provides numerous advantages over beta particle radiotherapies and other alpha emitters

		Lutetium (^{177}Lu) *β radiation*	Actinium (^{225}Ac) *α radiation*	Lead (^{212}Pb) *α radiation*	Rationale favoring Lead (^{212}Pb)
Advantages of Alpha radiation	**Potency** *Direct tumor killing*	*β Single-stranded DNA breaks*		*Lethal, double stranded DNA breaks*	Alpha particle has 100-1,000x greater cancer cell killing potential vs. beta radiation[2]
	Safety *Off-target radiation*	*β Travels up to 200 cell diameters*			Alpha radiation travels up to 3 cell diameters
Advantages of ^{212}Pb Isotope	**Safety** *Daughter isotopes*		*Long-lived isotopes that decay into multiple potent daughters*		^{212}Pb: alpha-emitting daughter isotope contained by chelator
	Half Life	6.7 days *Potential for prolonged hostile TME for T-Cells, blunting immune response*	10 days	0.46 days	^{212}Pb delivers a short burst of potent activity (minimizing impact on T cells)
	Supply **Cost of production**	*More complex capital requirements for isotope production*	*Scarcity contributed to trial interruptions & product costs*	*Same day delivery of patient-ready products to treatment sites*	^{212}Pb: simple separation from readily available precursor isotope
	Convenience *(to patients, hospitals)*	*Limit contact with others for 2-15 days[1]*			Potential for less complex post-treatment safety protocol due to half-life
	Theranostic Pair				$^{203/212}$Pb theranostic elemental pair: greater fidelity in dosimetry studies

[1]USPI for ^{177}Lu vipivotide tetraxetan
[2]Sgouros G. Alpha-particles for targeted therapy. *Adv Drug Deliv Rev.* 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

Proposed Mechanism of Action for ^{212}Pb

Multiple overlapping mechanisms drive tumor cell death and immune response

RPT injection



Targeting peptide*
^{212}Pb isotope
Tumor

Cytoreductive		Immunostimulatory
1. Targeted cell death RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells.	**2. Bystander effect** Dying cancer cells release DAMPs, causing nearby cells to die as well.	**3. Immune activation** Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body.



α radiation
dsDNA breaks; repair mechanisms overwhelmed
Cancer cell
DAMPs
Dying cancer cell
Neoantigens
APC
Naïve T cell
Naïve T cell
Memory T cell
Vaccine-like effect
Cytokines
Active T cell

*RPT not to scale. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210.

PERSPECTIVE THERAPEUTICS

Perspective's Proprietary Chelator Has Been Optimized for Lead-Based RPTs

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

PSC[1]


H2N
O
HO
O
NET 0
N
N
212Pb2+
N
O
R
N
O
NH
OH

PERSPECTIVE THERAPEUTICS

- ✓ Designed specifically for Pb isotopes
- ✓ Optimized for **rapid renal clearance** through neutralized formal charge
- ✓ Improves radiolabeling, receptor binding & internalization
- ✓ **Retains 98% of ^{212}Bi** reducing off-target toxicity potential[1]

DOTA


HO
O
HO
O
NET 2-
N
N
R
212Pb2+
N
O
N
O
HO
OH

TCMC


H2N
O
H2N
O
NET 2+
N
N
R
212Pb2+
N
O
N
O
H2N
NH2

Generic Chelators

- Charged molecules are **more likely to be reabsorbed by kidneys**[2]
- **Leak ^{212}Bi alpha-emitting daughter up to 36%**[3]

| [1]Li M, et al. *Curr Med Chem*. 2020; [2]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., *Radiochimica Acta*, 1993.

PERSPECTIVE THERAPEUTICS

Pb-based Theranostics Enable Both Diagnosis and Targeted Treatment of Cancer

Identical distribution of ^{203}Pb and ^{212}Pb for imaging and treatment, respectively


Imaging
Cancer Cell
^{203}Pb
Patient selection
Dosimetry: $T_{1/2}$ = 52 h
Targeting ligand
Linker
^{203}Pb can be used to establish ^{212}Pb pharmacokinetics
^{212}Pb
Matches peptide PK
Dosimetry: $T_{1/2}$ = 11 h
Therapeutic



Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Pre-Targeting Platform

Potential to Significantly Expand Therapeutic Window by Utilizing Different Kinetics of Proteins and Small Molecules[1]



1
Administer cold modified monoclonal antibody or targeting protein
3
Administer radiolabeled ligand
Radioligand clears circulation rapidly
Ligand binds only to modified mAb
Antibody in circulation
Antibody on tumor
2
After several days, mAb will have accumulated on tumor and cleared from blood
Radioligand on tumor
Radioligand in circulation
4
Ligand binds specifically to mAb and clears rapidly from circulation
Days
Minutes

[1]Company's pre-targeting platform currently in preclinical development

Perspective's Pre-Targeting Platform

Fully modular technology enables the generation of radiotherapies using existing, validated antibodies

Source of Antibodies for Pre-Targeting	Rationale	Advantages
Abs: Marketed / in clinical development	• Lifecycle Management: Follow-on product for same target, but with improved efficacy / safety	• Leverages know how and franchise synergies of pursuing same tumor target
Off-patent Abs	• IP no longer a barrier; potential remains to generate novel IP via pre-targeting approach	• Novel IP resets patent expiry clock for follow-on product
Discontinued Abs (due to safety/efficacy)	• RPT has potential to improve therapeutic index (vs. mAb), and patient improve selection	• Resurrects discontinued program (and leverages existing material, data, etc. from failed program)

Perspective's *Best-in-Class Pre-Targeting Platform* has the potential to transform a large range of existing molecules and targets into "radio-ADCs" with superior efficacy and reduced toxicity

PERSPECTIVE THERAPEUTICS

Supply Chain and Manufacturing Infrastructure

Ensuring radioisotope supply and ability to deliver ready-to-administer products to hospitals

On-Demand Order Fulfillment at Regional Sites to Deliver Finished Products

^{228}Th Thorium 1.9 y → **^{224}Ra** Radium 3.6 d → **^{212}Pb** Lead 10.6 h →



Isotope Source
- Plentiful supply
- Long-term supply contract with DoE

Proprietary Generator


11"
5.7"

- Transports precursor isotope (^{224}Ra)
- Extracts therapeutic isotope (^{212}Pb)

Simple chemical separation technology for ^{212}Pb extraction


^{224}Ra
Substrate retains Ra, but not Pb
Ra naturally decays to Pb
^{212}Pb
Solvent added
^{224}Ra stays
^{212}Pb washed out and collected

Finished Product
Delivered to Hospital

PERSPECTIVE THERAPEUTICS

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

The "network effect" designed to ensure reliable commercial supply for ready-to-inject therapeutics

Sites	Today	2027 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Houston, TX	*In progress*	☑	☑	37 m
Potential Locations				
Atlanta, GA			☑*tbc*	57 m
Orlando, FL			☑*tbc*	31 m

Top 6 sites cover

>90% US population

within a one half-life (11 hr) delivery radius[2]



CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within 1 half-life of 212Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat neuroendocrine and other cancers



Whole body SPECT scan of NETs patient imaged with [^{203}Pb]VMT-α-NET

Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic dose-finding trial** currently recruiting in **PRRT-naïve** setting throughout the US
- Investigator initiated clinical research in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

Perspective's Platform Demonstrates Superior Therapeutic Window: VMT-α-NET

In-house discovery capabilities deliver differentiated molecules

Key Takeaways vs Generic Compounds

Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention

- SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds
- 8-fold improved tumor uptake with decreased kidney retention


Tumor
Kidneys

Proprietary ^{203}Pb-VMT-α-NET

Generic ^{203}Pb-DOTATOC

Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor


Vehicle
[^{177}Lu] DOTATATE (3 x 500 μCi)
Standard of Care
[^{212}Pb]VMT-α-NET (1 x 120 μCi)
[^{212}Pb]VMT-α-NET (4 x 30 μCi)
Tumor Volume (mm^3)
Days post-treatment
0
500
1000
1500
2000
2500
20
40
60
80
100

Drug Administered

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9
Liu D., et al. EANM 2022. *Eur J Nucl Med Mol Imaging* **49** (Suppl 1), 1–751 (2022). https://doi.org/10.1007/s00259-022-05924-4

^{203}Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties[1]

Rapid Tumor Targeting and Renal Clearance



1 hour

High Tumor Retention



21 hours

- Tumors visible within 1 hour indicates rapid binding to SSTR2 target
- High intensity above background implies excellent therapeutic window
- Unbound drug in bladder within 1 hour for excretion
- Low renal retention due to neutral charge on proprietary Pb-specific chelator

[1]Muller et al., Clin. Nucl. Med. 2023

Trial Design: [^{212}Pb]VMT-α-NET Phase 1/2a For Neuroendocrine Tumors


Dose-finding phase
Expansion phase
Pre-agreed FDA interaction before dosing next cohort
Recruitment Complete
Cohort 1
[212Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Recruited
Cohort 2
[212Pb]VMT-α-NET
n = 7 / 5 mCi x 4
Added slots: total of up to 47 (recruitment ongoing)
Cohort 3
[212Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4
Cohort 4
[212Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4
Intermediate doses or de-escalation possible for Cohort 2 – 4
Recommended Phase 2 Dose (RP2D)
Expansion Cohort
[212Pb]VMT-α-NET
RP2D mCi x 4
Expansion into non-NET indications (eg SCLC) also possible

Trial Parameters

Dose-finding Population

- Advanced/unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Dosimetry to be assessed during screening period for cohorts 1 & 2 using [^{203}Pb]VMT-α-NET

Study Endpoints

- **Primary:** to measure incidence of DLTs following a single administration of [^{212}Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D
- **Secondary / exploratory:**
  - ORR, DOR, PFS, OS by RECIST v1.1
  - Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT-α-NET

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

PERSPECTIVE THERAPEUTICS

Anti-Tumor Activity

Preliminary response assessment by RECIST v1.1 showed 3 responses in 7 patients from Cohort 2


Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7%
PD
5.2%
SD
2.6%
SD
SD
-10.6%
SD
-18.9%
SD
-20.7%
uPR
-54.1%
uPR
-55.1%
PR
-57.1%
109-103
103-101
102-103
112-101
102-101
103-102
103-103
103-105
103-104
Patient No.

Note: Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

Signal of Sustained Anti-Tumor Activity

Kinetics of treatment response: VMT-α-NET spider plot



Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
20%
0%
-20%
-40%
-60%
Treatment period
109-103 (63.9 µCi/kg)
103-101 (50.1 µCi/kg)
102-103 (62.1 µCi/kg)
112-101 (49.1 µCi/kg)
103-102 (40.8 µCi/kg)
102-101 (54.5 µCi/kg)
103-105 (68.7 µCi/kg)
103-103 (31.7 µCi/kg)
103-104 (84.5, 42.3 µCi/kg)
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
Weeks since first dose

Notes: 1 patients had progressive disease prior to enrollment on study, and patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions
Response for Patient 103-104 has been confirmed; other responses subject to confirmation. Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Wahl RL et al, Poster presentation at ASCO-GI 2025. Poster available here. Data cut off date January 10, 2025

PERSPECTIVE THERAPEUTICS

$[^{212}Pb]$VMT-α-NET Was Well Tolerated

Treatment Emergent Adverse Events (occurring in ≥ 2 patients and/or Grade ≥ 2)

Number of patients with AE (% of pts treated per cohort)	2.5 mCi (92.5 MBq) (N=2)			5.0 mCi (185 MBq) (N=7)			Total (n=9)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Fatigue	1 (50)	1 (50)	-	3 (43)	2 (28)	-	4 (44)	3 (33)	-
Alopecia	2 (100)	-	-	4 (57)	-	-	6 (66)	-	-
Lymphocyte count decreased	-	1 (50)	-	2 (29)	3 (42)	-	2 (22)	4 (44)	-
Nausea	-	1 (50)	-	4 (57)	1 (14)	-	4 (44)	2 (22)	-
Anaemia	-	2 (100)	-	3 (43)	-	-	3 (33)	2 (22)	-
Diarrhoea	2 (100)	-	-	2 (29)	1 (14)	1 (14)	4 (44)	1 (11)	1 (11)
Haematocrit decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
Red blood cell count decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
White blood cell count decreased	2 (100)	-	-	-	-	-	2 (22)	-	-
Abdominal pain	1 (50)	-	-	2 (29)	-	-	3 (33)	-	-
Hemoglobin decreased	-	-	-	2 (29)	-	-	2 (22)	-	-
Hyperglycaemia	-	-	-	2 (29)	-	-	2 (22)	-	-
Blood alkaline phosphatase	-	-	-	2 (29)	-	-	2 (22)	-	-
Constipation	-	-	-	2 (29)	-	-	2 (22)	-	-
Haematuria	-	-	-	2 (29)	-	-	2 (22)	-	-
Headache	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Lethargy	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Aspartate aminotransferase incr'd	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Dizziness*	-	-	-	1 (14)	-	-	1 (11)	-	-
Presyncope	-	-	-	-	1 (14)		-	1 (11)	
Syncope	-	-	-	-	-	1 (14)	-	-	1 (11)
Amylase increased	-	1 (50)	-	-	-	-	-	1 (11)	-
Hypercalcemia	-	1 (50)	-	-	-	-	-	1 (11)	-
Weight decreased	-	-	-	-	1 (14)	-	-	1 (11)	-

*The date of one of two episodes of dizziness reported at NANETS was revised to occur >8 weeks following last treatment and therefore no longer meets the definition for treatment-emergent.
Wahl RL et al, Poster presentation at ASCO-GI 2025. Poster available here. Data cut off date January 10, 2025

PERSPECTIVE THERAPEUTICS

No Decline in Renal Function Observed

Most recent eGFR versus baseline


Most recent on-study eGFR
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
110
100
90
80
70
60
50
40
30
eGFR eligibility cut-off
eGFR eligibility cut-off
30
40
50
60
70
80
90
100
110
Baseline eGFR

Wahl RL et al, Poster presentation at ASCO-GI 2025. Full poster presentation available here. Data cut off date January 10, 2025

PERSPECTIVE THERAPEUTICS

Conclusion & Next Steps

[^{212}Pb]VMT-α-NET was well tolerated, supporting rationale for potential dose escalation

[^{212}Pb]VMT-α-NET was well-tolerated[1]

- No DLTs
- No grade 4, grade 5 AEs or SAEs
- No decline in renal function
- Hematologic AEs were low in number and low grade
- No treatment discontinuations due to AE have occurred

Appreciable activity was observed with treatment at this interim point in the study[1]

- 1 confirmed objective response and 2 unconfirmed objective responses subject to confirmation
- 8/9 (89%) patients remain on treatment

The Safety Monitoring Committee has recommended dose escalation and re-opening of Cohort 2

- Request submitted to FDA to initiate next dosing cohort and planning for this is in progress
- An additional 11 patients dosed in Cohort 2 as of December 31, 2024 since re-opening in August 2024
- Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC

[1]Wahl RL et al, Poster presentation at ASCO-GI 2025. Full poster presentation available here. Data cut off date January 10, 2025

Patient with PR after [212Pb]VMT-α-NET

Contrast-Enhanced CT and DOTATATE PET scans show partial response


Baseline
After cycle 1
After cycle 2
After cycle 3
After cycle 4
Follow up week 36

Wahl RL et al, Poster presentation at ASCO-GI 2025. Full poster presentation available here. Data cut off date January 10, 2025

Melanoma Program: VMT01/02

Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy

Melanoma Program: VMT01/02

Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy



Whole body PET scan of a metastatic melanoma patient using VMT02

Disease Overview

- Treatment may include surgery, radiation, chemotherapy and immunotherapy
- Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment
- **High melanocortin 1 receptor (MC1R) expression more common in advanced melanoma**[1]

Unmet Need

- In US: **~100K** new diagnoses, **~8,000 deaths** annually[2]
- **50% 1-year survival rate** for metastatic melanoma

Program Overview

- **Fast Track Designation** received September 2024
- **Phase 1 imaging study** at Mayo Clinic Rochester indicates feasibility of patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02
- **Ongoing US Therapeutic Dose Finding Trial** recruiting currently throughout the US; VMT01 monotherapy and ICI combination cohorts both open for recruitment

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

PERSPECTIVE THERAPEUTICS

Combination [^{212}Pb]VMT01 with Immune Checkpoint Inhibitors

Lower radiation dose shows superior efficacy in preclinical combination with ICIs

Monotherapy [^{212}Pb]VMT01



600
400
200
0
Tumor Volume (mm3)
0
20
40
Days Post-Treatment
Control (n=8)
19 MBq (n=6)
3.7 MBq (n=6)
5.6 MBq (n=6)
Cytoreductive

Combination Therapy [^{212}Pb]VMT01 + ICIs



1000
800
600
400
200
0
Tumor Volume (mm3)
0
20
40
Days Post-Treatment
ICIs (n=7)
19 MBq + ICIs (n=7)
3.7 MBq + ICIs (n=6)
5.6 MBq + ICIs (n=7)
Immunostimulatory

In C57Bl6 albino mice inoculated with B16.F10 allograft tumors, treatment with [^{212}Pb]VMT01 monotherapy shows increasing efficacy with higher doses (left). When combined with immune checkpoint inhibition lower doses of [^{212}Pb]VMT01 show increased efficacy (right). Doses roughly translate to 10 Gy, 20 Gy, and 30 Gy delivered to the tumor, respectively.[1]

1. Rodman et al., International Symposium on Radiopharmaceutical Sciences iSRS 2023, 22-26 May 2023, Honolulu, Hawaii.

PERSPECTIVE THERAPEUTICS

[^{212}Pb]VMT01 in Combination: Synergistic Responses in Preclinical Studies

Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival

Immunodeficient human melanoma xenograft model – BRAF-positive[1]


Single dose VMT01 + BRAFi
vs. BRAFi alone
Continuous Zelboraf
Percent Survival
Days
Control
BRAFi
212Pb α-therapy + BRAFi

Immunocompetent mouse B16:F10 melanoma model[2]


Single dose VMT01 + dual ICIs vs
dual ICI: (anti-CTLA4 + anti-PD1)
Percent Survival
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

Immunocompetent mouse B16:F10 melanoma model[3]


Single dose VMT01 +
anti-PD-1 ICI generated 71%
complete response rate
Percent Survival
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Key Takeaways

- High response rates in multiple tested models
- >70% complete and durable response when combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors[3]
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

PERSPECTIVE THERAPEUTICS

[^{68}Ga]VMT02 PET Imaging in Patient with MC1R Positive Metastatic Melanoma

Diagnostic peptide demonstrates similar uptake to FDG in tumors

^{18}F-FDG (Standard of Care)



[^{68}Ga]VMT02



Patient information

- Male, Asian, 33 years old
- [^{68}Ga]VMT02: 7 mCi injection, 45 min post-injection imaging

Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

Trial Design: [^{212}Pb]VMT01 Phase 1/2a For Metastatic Melanoma

Dose-finding phase

Part 1: Monotherapy

- Recruitment Complete — MONO Cohort 1 — [^{212}Pb]VMT01 — n = 3 / 3 mCi x 3
- Recruitment Complete — MONO Cohort 2 — [^{212}Pb]VMT01 — n = 7 / 5 mCi x 3
- **Recruitment Open** — MONO Cohort 3 — [^{212}Pb]VMT01 — N = 2 – 8 @ 1.5 mCi x 3
- MONO Cohort 4 — [^{212}Pb]VMT01 — N = 2 – 8 — @ TBD by SMC x 3

Part 2: Combination with nivolumab (480mg every 4 weeks)

- **Recruitment Open** — COMBO Cohort 1 — [^{212}Pb]VMT01/PD-1 — N = 2 – 8 @ 1.5 mCi x 3
- COMBO Cohort 2 — [^{212}Pb]VMT01/PD-1 — N = 2 – 8 — @ TBD mCi by SMC x3
- COMBO Cohort 3 — [^{212}Pb]VMT01/PD-1 — N = 2 – 8 — @ TBD mCi by SMC x3

Recommended Phase 2 Dose (RP2D)

Expansion phase

Expansion Cohort — [^{212}Pb]VMT01 — n ≈ 20 RP2D mCi x 3

Trial Parameters

Dose-finding Population

- Advanced/unresectable or metastatic melanoma
- At least 1 prior line of treatment
- PRRT naïve
- Positive MC1R imaging scan with imaging agents [^{203}Pb]VMT01 or [^{68}Ga]VMT02

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Possibility for intermediate doses
- Dosimetry to be assessed using [^{203}Pb]VMT01

Study Endpoints

- **Primary:** to measure incidence of DLTs following a single administration of [^{212}Pb]VMT01 in order to determine the MTD and/or MFD, and RP2D
- **Secondary / exploratory:**
  - ORR, DOR, PFS, OS by RECIST v1.1
  - Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT01

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

PERSPECTIVE THERAPEUTICS

Preliminary Efficacy of [^{212}Pb]VMT01 Observed at Lower Dose

Per preclinical studies, immunostimulatory effect leading to immune-mediated stable disease hypothesized at lower doses



[212Pb]VMT01 Cohort 1: 3.0 mCi (111 MBq)
[212Pb]VMT01 Cohort 2: 5.0 mCi (185 MBq)
Follow-up period
First Response
Disease Progression
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
8
16
24
32
40
48
56
64
Weeks since first dose

The observed efficacy in Cohort 1 may be a result of the immunostimulatory effect of low dose ^{212}Pb-targeted alpha particle radiation on the tumor microenvironment, as observed in preclinical studies

Lighter portions of each line signify transition of the patient to follow-up period (begins ~24 weeks after first dose).
Patient 03-104 discontinued follow-up (without PD). Patients 04-113, 03-114 and 01-116 experienced PD after DCO date.
Morris ZS et al, Poster Presentation at Society of Melanoma Research, New Orleans 2024. Full presentation available here. Data cut-off date September 4, 2024.

PERSPECTIVE THERAPEUTICS

Treatment Emergent Adverse Events (occurring in ≥ 2 patients and/or Grade ≥ 2)

	[212]-VMT01 3 mCi (n=3)			[212]-VMT01 5 mCi (n=7)			Total (n=10)		
Grade	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Total Number of TEAEs Reported for All patients	31	6	-	12	12	4	43	18	4
AEs by Preferred Term and Grade Reported per Patient *[no patients with AE (% of pts treated per cohort)]*									
Grade 1 and Frequency > 1									
Anaemia	3 (100)	-	-	-	1 (14)	-	3 (30)	1 (10)	-
Lymphocyte count decreased	2 (67)	1 (33)	-	1 (14)	1 (14)	1 (14)	3 (30)	2 (20)	1 (10)
Nausea	2 (67)	-	-	1 (14)	1 (14)	-	3 (30)	1 (10)	-
Hyponatraemia	2 (67)	-	-	-	-	-	2 (20)	-	-
Thrombocytopenia/platelet count decreased	2 (67)	-	-	-	-	-	2 (20)	-	-
Abdominal pain	-	-	-	-	1 (14)	-	-	1 (10)	-
Back pain	-	-	-	-	1 (14)	-	-	1 (10)	-
Grade ≥2									
Cough worsening, not coded	-	-	-	-	1 (14)	-	-	1 (10)	-
COVID-19	-	2 (67)	-	-	-	-	-	2 (20)	-
Dysphagia	-	-	-	-	1 (14)	-	-	1 (10)	-
Dyspnoea (incl 'Dyspnea worsening, not coded')	-	1 (33)	-	-	1 (14)	-	-	2 (20)	-
Fatigue (incl 'Fatigue worsening, not coded')	-	-	-	-	2 (28.6)	1 (14)	-	2 (20)	1 (10)
Haemoptysis	-	-	-	-	-	1 (14)	-	-	1 (10)
Hepatic vein thrombosis	-	-	-	-	1 (14)	-	-	1 (10)	-
Pneumonitis, not coded	-	-	-	-	1 (14)	1 (14)	-	1 (10)	1 (10)
Sinusitis	-	1 (33)	-	-	-	-	-	1 (10)	-
Urinary tract infection	-	1 (33)	-	-	-	-	-	1 (10)	-

| Morris ZS et al, Poster Presentation at Society of Melanoma Research, New Orleans 2024. Full presentation available here. Data cut-off date September 4, 2024.

Conclusion & Next Steps

Activity seen in 3 mCi dose cohort supports dose reduction and nivolumab combination

[^{212}Pb]VMT01 was safe at doses studied[1]

- At 3 mCi and 5 mCi activity levels, [^{212}Pb]VMT01 was safe and no DLTs were observed
- Dosimetry demonstrates high kidney estimates limiting monotherapy escalation
- SMC recommendation included dose reduction to 1.5 mCi for both monotherapy and the upcoming combination cohort with nivolumab

Objective response at lower dose cohort in line with preclinical data

- An objective response and prolonged PFS was observed at the 3 mCi activity level
- The observed efficacy in Cohort 1 may be a result of the immunostimulatory effect of low dose ^{212}Pb-targeted alpha particle radiation on the TME, as observed in preclinical studies

Lower dose and nivolumab combo cohorts open

- Monotherapy cohort is open for enrollment
- The combination cohort with nivolumab is active and now open for enrollment

[1]Morris ZS et al, Poster Presentation at Society of Melanoma Research, New Orleans 2024. Full presentation available here. Data cut-off date September 4, 2024.

Pan-Cancer Target: PSV359

Preclinical Efficacy and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein-alpha (FAP-α)

Pan-Cancer Program: PSV359

Novel peptide targeting fibroblast activation protein-alpha (FAP-α)



Whole body PET image of colorectal cancer patient using [^{68}Ga]PSV377

Disease Overview

- FAP-α is expressed in the tumor stroma of many epithelial cancers and on the cell surface of other tumor types
- *FAP Expression on Tumor Stroma*: Non-Small Cell Lung Cancer, Pancreatic, Hepatocellular Carcinoma, Colorectal Cancer, Breast Cancer, Ovarian Cancer, Others
- *FAP Expression on Tumor Cells*: Sarcoma, Mesothelioma, Others

Unmet Need

- The stroma, a connective tissue that supports organs and tissues, is involved in tumorigenesis, metastasis, and drug resistance
- A high proportion of stroma in cancer tissues is associated with poorer survival

Program Overview

- Preclinical data indicates potential superiority of therapeutic effect vs. other FAP-targeted therapeutics
- IND-enabling studies complete; IND for US Therapeutic Dose-finding Trial under preparation
- Imaging with [^{68}Ga]PSV377 and [^{203}Pb]PSV359 in multiple tumor types suggests rapid uptake, tumor retention and fast clearance

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25;

PERSPECTIVE THERAPEUTICS

Pan-Cancer Program: PSV359

Fibroblast activation protein alpha ("FAP") is a pan-cancer target

In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells

In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells


Tumor cell
FAP
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

Fibroblast Activation Protein-targeted Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening


S
S

- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30 | **Compound 3-42** | **Compound 3-59**







[1]World Molecular Imaging Congress 2024 abstract #82

PERSPECTIVE THERAPEUTICS

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts


2000
1500
1000
500
0
Tumor Volume (mm³)
4.5 MBq over 3
fractions all mice
50% CR
0
15
30
45
60
Days

Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts


2500
2000
1500
1000
500
0
Tumor Volume (mm³)
4.5 MBq over 3
fractions in all mice
Additional 1.9 MBq
in two mice
80% CR
0
15
30
45
60
75
90
Days

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

[^{68}Ga]PSV377 PET Imaging in Patient with Metastatic Colorectal Cancer

Diagnostic FAP-targeted peptide demonstrates excellent uptake in tumors

[^{18}F]FDG MIP (Standard of Care)



[^{68}Ga]PSV377[1] MIP



Patient information:

- Male, Asian, 34 years old
- [^{68}Ga]PSV377: 3.2 mCi injection, 30 min post-injection imaging
- [^{18}F]FDG: 6 mCi injection, 60 min post-injection imaging

[1]PSV277 uses the same targeting moiety as PSV359 with a NOTA chelator.
Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

FIH Imaging of [^{203}Pb]PSV359 in Different Types of Cancers

Chondroblastic Osteosarcoma

[^{203}Pb]PSV359



1 hour | 4 hour | 18 hour

[^{203}Pb]PSV359 SPECT/CT



4 hr | 18 hr

Lesion in head of left humerus

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Conclusion & Next Steps

Preclinical data and first-in-human imaging data supportive of FIH therapeutic study in 2025

Strong scientific rationale

- FAP-α is a pan-cancer target that is abundantly expressed in certain cancer cells as well as cancer-associated fibroblasts in tumor lesions and involved in promoting disease progression
- Perspective's in-house discovery team has developed an optimized peptide with potential best-in-class characteristics as demonstrated in preclinical models

Imaging agent has favorable characteristics

- First-in-human clinical SPECT/CT imaging revealed strong tumor uptake, fast clearance through the renal system, low accumulation in normal organs, and long tumor retention in three patients with FAP-expressing cancer

Therapeutic agent will be dosed in patients in 2025

- IND for US therapeutic dose-finding trial filed
- First-in-human therapeutic studies are expected by mid-2025

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

General Corporate Information

Deeply Experienced Management Team in Radiopharmaceuticals and Oncology Drug Development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

Thijs Spoor
Chief Executive Officer



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

Markus Puhlmann, MD MBA
Chief Medical Officer



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

Michael Schultz, PHD
Chief Science Officer



20+ years of experience in life sciences globally, including as CFO of an emerging growth biopharmaceutical company after nearly two decades in Big Pharma

Juan Graham
Chief Financial Officer



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

Jonathan Hunt
Chief Accounting Officer



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Amos Hedt
Chief Business Strategy Officer

Strong Intellectual Property Portfolio

Perspective-owned/Exclusively-licensed IP

7 Issued Patents (Expiry in 2037 and 2040, with potential PTE)

Composition of matter for melanoma targeted radiopharmaceutical compounds; methods of combination therapies; methods of creating radiopharmaceutical compounds using Pb-specific chelators

2 Allowed AU and EP Patent Applications (Expiry in 2039)

methods of creating radiopharmaceutical compounds using Pb-specific chelator

54 pending patent applications (including 10 PCT, 38 national, and 6 provisional)

Composition of matter and method of use on:

- Radiometal separation technology
- Chelators
- SSTR2, MC1R, FAP, and PSMA targeting radiopharmaceuticals
- Pre-targeting technology platforms
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Potential for U.S. FDA Priority Review Voucher: VMT-α-NET is a candidate for pediatric neuroblastoma indication

Strong Financial Position

Funding into late 2026[1]

Preliminary cash, cash equivalents and short-term investments as of December 31, 2024	$227 million

Based on our current plans, which include advancing current clinical programs based on readout, progressing multiple pre-IND assets towards clinical trials, as well as developing several regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]As of January 13, 2025 (the date of the Company's release of certain preliminary financial information as of December 31, 2024), based on cash, cash equivalents and short-term investments as of December 31, 2024

The Company has not yet completed its financial close processes for fiscal year 2024. Therefore, the Company's statements regarding its expectations for its cash balance as of December 31, 2024 included in this presentation are based on preliminary unaudited estimates only and should not be viewed as a substitute for full audited financial statements prepared in accordance with U.S. GAAP. They reflect management's estimates based solely upon information available to management as of January 13, 2025. Further information learned during the financial close processes and audit may alter the final results. The Company cautions you that actual results which are prepared in accordance with U.S. GAAP and are subject to audit may differ materially from the preliminary results described in this presentation. Accordingly, you should not place undue reliance upon this preliminary financial and operating information.

PERSPECTIVE THERAPEUTICS



Abbreviations

AE: adverse event
APC: antigen-presenting cell
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
DAMPs: damage-associated molecular patterns
DLT: dose limiting toxicities
DOR: duration of response
dsDNA: double-stranded DNA
EANM: European Association of Nuclear Medicine
eGFR: estimated glomerular filtration rate
ER+ BC: estrogen receptor-positive breast cancer
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
GI: gastrointestinal
GU: genitourinary
GYN: gynecology
H&N: head and neck
ICI: immune checkpoint inhibitor
IND: investigational new drug
mAB: monoclonal antibodies
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MFD: maximum feasible radioactivity dose
MIP: maximum intensity projection
MTD: maximum tolerated dose
mTPI-2: modified toxicity probability index
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
ORR: objective response rate
OS: overall survival
PD: progressive disease
PFS: progression free survival
PoC: proof of concept
PR: partial response
PRRT: peptide receptor radionuclide therapy
PSMA: prostate specific membrane antigen
RP2D: recommended phase 2 dose
RPT: radiopharmaceutical therapies
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SMC: safety monitoring committee
SNMMI: Society of Nuclear Medicine and Molecular Imaging
SOC: standard of care
SSTR2: somatostatin receptor type 2
TEAE: treatment emergent adverse events
TME: tumor microenvironment
TRAE: treatment related adverse events